KINERJAPAY CORP.
REGULATION S UNIT OFFERING
SUBSCRIPTION AND INVESTOR'S REPRESENTATION AGREEMENT

DATED: December 29, 2015

THIS SUBSCRIPTION AND INVESTOR'S REPRESENTATION AGREEMENT (THE "REG S SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING BY KINERJAPAY CORP., A DELAWARE CORPORATION, OF UNITS AS DEFINED BELOW IN A TRANSACTION PURSUANT TO REGULATION S PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT").

THE UNITS THAT ARE SUBJECT TO THE OFFERING (THE "UNIT OFFERING") PURSUANT TO THIS REG S SUBSCRIPTION AGREEMENT (THE "UNITS") CONSIST OF: (i) ONE (1) SHARE OF COMMON STOCK, PAR VALUE $0.0001 (THE "SHARES"); AND (ii) ONE (1) CLASS A COMMON STOCK PURCHASE WARRANT (THE "CLASS A WARRANTS") EXERCISABLE TO PURCHASE ONE (1) ADDITIONAL SHARE. THE SHARES AND CLASS A WARRANTS ARE SOMETIMES HEREINAFTER REFERRED TO COLLECTIVELY, AS THE "SECURITIES."

THE SHARES, CLASS A WARRANTS AND THE SHARES UNDERLYING THE CLASS A WARRANTS SUBJECT TO THE UNIT OFFERING HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREINBELOW) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

THE SECURITIES SUBJECT TO THIS REG S SUBSCRIPTION AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING, OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS SUBSCRIPTION AGREEMENT. ANY SUCH REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Section 1: The Unit Offering.

1.1 KinerjayPay Corp., f/k/a Solarflex Corp., a Delaware corporation with offices located at J1. Multatuli, No. 8A, Medan Indonesia 20151 (the "Company"), is offering units as defined below (the "Unit Offering") pursuant to this Reg S Unit Offering Subscription and Investor's Representation Agreement (the "Reg S Subscription Agreement") dated as of this 29th day of December, 2015.

1.2 The units subject to this Unit Offering (the "Units") consists of one (1) share of the

Company's common stock, par value $0.0001 (the "Shares") and one (1) class A warrant (the "Class A Warrant"), exercisable to purchase one (1) additional Shares (the "Warrant Shares") at a price of $1.00 (the "Exercise Price"), during a period commencing on the effective date of the reverse split of the Company's Shares (the "Effective Date"), on a one-for thirty (1:30) basis as described below (the "Reverse Split") for a period of twenty-four (24) months. The Class A Warrant Agreement, Warrant Certificate and Notice of Exercise are attached hereto as Exhibits A.1, A.2 and A.3, respectively.

1.3 The Unit Offering, which commenced in December 2015, is for a minimum of

1,000,000 Units, with total proceeds of US$2500,000 (the "Minimum Offering") and a maximum of 5,000,000 Units, with total proceeds of US$2,500,000 (the "Maximum Offering"), from the date first set forth above for a period of one hundred and twenty (120) days, subject to one extension for an additional sixty (60) days (the "Offering Period). The Company successfully concluded the Minimum Offering on January 20, 2016.

1.4 The Unit Offering is being made by the Company only to persons: (i) who are not

"U.S. Persons," as defined in Rule 902 of Regulation S ("Reg S") promulgated by the United States Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"); and (ii) to "accredited investors" as that term is defined in Rule 501 promulgated by the SEC under Rule 501 of Regulation D.

1.5 The proceeds of the Unit Offering (the "Offering Proceeds"), until the Minimum

Offering was completed on January 20, 2016, were required to be payable to and held in a special account of the Company (the "Special Account"), maintained for the Company's benefit at JP Morgan Chase Bank, New York, NY by the Company's counsel, Office of Richard Rubin. Upon successful achievement of the Mini mum Offering, the Offering Proceeds shall I be released to the Company from the Special Account at the direction of the Company.

Section 2: Subscriptions.

2.1 The undersigned, PT. Stareast Management, organized under the laws of Indonesia (the "Investor"), intending to be legally bound pursuant to the terms and conditions of the Reg S Subscription Agreement, hereby irrevocably subscribes for and agrees to purchase 500,000 Units offered by the Company, at a price of US$0.50 per Unit (the "Unit Offering Purchase Price"), payable by the Investor by wire transfer to the Escrow Account asset forth in Section 2.4 below.

2.2 The undersigned understands that while the Unit Offering commenced on December

30, 2015, the certificates evidencing the Shares and Class A Warrants will not be issued until the Effective Date of the Reverse Split which is defined as the date the Reverse Split is approved by FlNRA. On February 2, 2016, the Company's application for approval of the Reverse Split was filed and the Company reasonably expects that it will be completed by or before the end of February 2016.

2.3 The undersigned further understands that: (i) the Company's Shares, Class A Warrants and Warrant Shares (sometimes referred to collectively, as the "Securities") that are the subject of this Unit Offering are being offered in a transaction pursuant to the exemption provided by Regulation S promulgated by the SEC under the Act ("Reg 5") to non "U.S. Persons" as defined in Rule 902 of Reg S; and (ii) the Unit Offering is only being made to and the Company will only accept subscriptions from "accredited investors" as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Act.

2.4 The undersigned understands and acknowledges that the Offering Price remitted to the Company in payment for the Units must be received by the Company by wire transfer to the Special Account, as follows:

Bank: JP Morgan Chase Bank, New York, NY

SWIFT: CHASUS33

ABA: 025000021

for credit to: KinerjaPay Corp.

Account#: 786621503

2.5 Simultaneous with the execution and delivery of this Reg S Subscription Agreement,

the undersigned shall deliver to the Company the aforementioned Unit Offering Purchase Price multiplied by the number of Units subscribed for (the "Offering Proceeds") by wire transfer of immediately available funds as set forth above.

2.6 The undersigned understands and agrees that the Company reserves the right, in its sole discretion, to accept or reject the subscription for the Units for any reason whatsoever, at any time prior to acceptance by the Company.

2.7 The undersigned understands and agrees that its subscription for the Units is irrevocable on the part of the undersigned Investor, subject to the right and obligation of the Company to cause the return of the Offering Proceeds in full, without interest or deduction, in the event that: (i) the Minimum Offering is not completed during the Offering Period; and/or (ii) the Company is not granted the License, as more fully-described in Section 5.2 below.

Section 3: The Closing. The closing (the "Closing") of the purchase and sale of the

Units shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's counter-signing this Reg S Subscription Agreement. Notwithstanding the foregoing, the undersigned understands, acknowledges and agrees that if the Company accepts the undersigned's subscription, in the event that the Minimum Offering is not completed during the Offering Period, all of the Offering Proceeds will be returned in full, without interest or deduction as provided in Section 2.7 above. Further, the undersigned Investor understands that certificates evidencing the Shares and the Class A Warrants will not be delivered until the Effective Date of the Reverse Split.

Section 4: Investor's Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

4.1 The undersigned is acquiring the Units, including the Shares and Class Warrants for his/her/its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

4.2 The undersigned has full power and authority to enter into this Reg S Subscription

Agreement, the execution and delivery of this Reg S Subscription Agreement has been duly authorized and this Reg S Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

4.3 The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investments generally.

4.4 The undersigned understands that, except as otherwise expressly provided herein, the

Investor does not have "demand registration rights" nor is the Company under any obligation to register the Shares, Class A Warrants or Warrant Shares under the Act upon the written or other demand of the Investor.

4.5 The undersigned is: (i) not a "U.S. Person" as that term is defined in Rule 902 of

Reg S; (ii) an "accredited investor" as defined in Rule 501 of Reg D; (iii) is experienced in making investments of the kind described in this Reg S Subscription Agreement and the related documents and is able, by reason of the business and financial experience of its officers and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates), to protect his/her/its own interests in connection with the transactions described in this Reg S Subscription Agreement, and the related documents; and (iv) is to afford the entire loss of his/her/its investment in the Securities.

4.6 The undersigned acknowledges his understanding that the Unit Offering is intended to be exempt from registration under the Act, based upon the exemption provided under Regulation S promulgated by the SEC under the Act.

4.7 In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company as follows: (i) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned is acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise; (ii) The undersigned has the financial ability to bear the economic risk of his/her/its investment i n the Securities, has adequate means for providing for his/her/its current needs and contingencies and has no need for liquidity with respect to its investment in the Units offered by the Company; (iii) The undersigned, either individually or by its officers and principals, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities; (iv) The undersigned, if an entity and not a "natural person," represents it has not been organized for the purpose of acquiring the Securities; (v) The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the Unit Offering, the Company and all other information the undersigned deems relevant, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and (vi) The undersigned has carefully reviewed all of the Company's filings (the "Exchange Act Reports") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and acknowledges that the Company is current in its reporting obligations (the "Exchange Act Reports") under the Exchange Act.

4.8 The undersigned is not relying on the Company, or its affiliates or agents, with respect to economic considerations involved in his/her/its investment in the Securities and the undersigned has relied solely on his/her/its own financial expertise and/or that of his/her/its legal , financial and investment advisors. if any.

4.9 No representations or warranties have been made to the undersigned by the Company,

or any officer, director, employee, agent, affiliate or representative of the Company, other than the representations made by the Company in writing as contained herein and, in subscribing for purchase of the Units, the undersigned is not relying upon any representations other than those contained herein.

4.10 Any resale of the Securities shall only be made in compliance with exemptions from registration afforded by Regulation S promulgated by the SEC under the Act. Further, any such sale of the Securities will be made in full compliance with the federal securities laws of the United States.

4.11 The undersigned understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal securities laws under Regulation S promulgated by the SEC under the Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the availability of such exemptions and the suitability of the undersigned to acquire the Securities.

4.12 The undersigned is an "accredited investor" as that term is defined in Rule 501 of

Regulation D under the Act.

4.13 The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his/her/its entire investment.

4.14 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

4.15 The undersigned has reviewed and/or has had the opportunity to review all Exchange

Act Reports and other documents filed by the Company with the SEC.

4.16 The undersigned represents and warrants to the Company that all information that the undersigned has provided to the Company, including, without limitation, the representations and warranties provided herein or previously provided to the Company are true, correct and complete in all material respects as of the date hereof and will be as of the Closing.

4.17 Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company i n determining to invest i n the Securities. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his/her/its investment in the Securities is suitable and appropriate for the undersigned.

4.18 The undersigned is aware that no federal or state agency has: (i) made any finding or determination as to the fairness of this investment; (ii) made any recommendation or endorsement of the Securities or the Company; or (iii) guaranteed or insured any investment in the Securities or any investment made in or by the Company.

4.19 The undersigned understands that the Unit Offering Purchase Price does not necessarily bear any relation to the assets, book value or net worth of the Company and was determined arbitrarily by the Company and its management after taking into consideration, among other things, the recent trading range of the Company's Shares on the OTCQB, the Company's new business direction and the Company's new license agreement, as reported in the Company's recent Exchange Act Reports

4.20 The undersigned further understands that there is a substantial risk of further dilution on his/her/its investment i n the Company as a result of the issuance and sale of additional Securities by the Company.

Section 5: Representations and Warranties of the Company. The Company

represents and warrants to the undersigned Investor as follows:

5.1 The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

5.2 The Company has the requisite corporate power and authority to enter into and perform its obligations under this Reg S Subscription Agreement and to issue the Securities, subject to the conditions precedent that the Company has executed and delivered the Exclusive License Agreement by and between the Company and PT Kinerja Indonesia, pursuant to which the Company has been granted the exclusive, world-wide license (the "License") to commercially exploit IP technology of PT Kinerja's wholly-owned entity, KinerjaPay.

5.3 The execution and delivery of this Reg S Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Di rectors is required.

5.4 This Reg S Subscription Agreement has been duly executed and delivered by the

Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

5.5 To the best of Company's knowledge, the Company has not provided to the undersigned any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

5.6 As of their respective dates, the Company's Exchange Act Reports have complied in all material respects with the disclosure requirements of the Exchange Act and other federal and state securities laws, the rules and regulations promulgated by the SEC under the Act and the Exchange Act, and none of Exchange Act Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Exchange Act Reports comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

5.7 The Unit Offering, issuance and sale by the Company of the Units and the underlying

Securities, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, shall be properly issued by the Company to the undersigned pursuant to Section 4(2) and Regulation S. When issued and paid for as herein provided, the Units and the Shares issuable upon the subscription by the undersigned shall be duly and validly issued, fully-paid and nonassessable.

5.8 Neither the sale of the Units pursuant to, nor the Company's performance of its obligations under, this Reg S Subscription Agreement shall: (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Units or any of the assets of the Company; or (ii) entitle the other holders of the Company's securities to preemptive or other rights to subscribe to or acquire the capital stock or other securities of the Company.

5.9 Neither the Company nor any of its affiliates nor any person acting on its or their behalf: (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Units; or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities offered hereby under the Act.

5.10 The execution, delivery and performance of this Reg S Subscription Agreement by the

Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares and the Class A Warrants and any underlying Warrant Shares, do not and will not: (i) result in a violation of the Certificate of Incorporation or By-Laws of the Company; (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument or provision of any agreement to which the Company is a party or is otherwise bound; or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or assets of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing.

5.11 The Company is not required under the federal or state securities laws, rule or regulations to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Reg S Subscription Agreement or issue and sell the Securities in accordance with the terms hereof (other than the obligation to file a Form 8-K with disclosure under Item 3.02 with respect to the sale of unregistered securities); provided however, that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned Investor herein.

5.12 The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in its Exchange Act Reports, other than those incurred in the ordinary course of the Company's business and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company.

5.13 No event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Exchange Act Reports.

5.14 Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Reg S Subscription Agreement.

5.15 The Company, any person representing the Company, and, to the knowledge of the

Company, any other person selling or offering to sell the Units, if any, in connection with the transactions contemplated by this Reg S Subscription Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 6: Miscellaneous.

6.1 The undersigned agrees to indemnify and hold harmless the Company, its officers,

directors, employees, agents, representatives and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

6.2 Neither this Reg S Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.3 Any notice, demand or other communication which any party hereto may be required,

or may elect, to give to anyone interested hereunder shall be sufficiently given if set to each parties address first set forth above and if: (i) deposited, postage prepaid, in a government mail letter box, registered or certified mail, return receipt requested, or the equivalent, addressed to such address as first set forth above; (ii) delivered personally at such address; (iii) sent by overnight courier such as Federal Express, DHL, UPS or the equivalent; or (iv) via email, provided that confirmation of receipt of such email communication can be verified by the sender.

6.4 This Reg S Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

6.5 Except as otherwise provided herein, this Reg S Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

6.6 This Reg S Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

6.7 This Reg S Subscription Agreement is not transferable or assignable by the undersigned.

6.8 This Reg S Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, where the Company maintains its: (i) banking relationships; (ii) transfer agent relationships; and (iii) legal representation, among other United States relationships, without giving effect to conflicts of law principles and any dispute under this Reg S Subscription Agreement or the transactions contemplated hereby shall be before a court of competent jurisdiction in New York County, State of New York.

IN WITNESS WHEREOF, the undersigned has executed this Reg S Subscription Agreement on the 29th day of December, 2015.

Amount of Investment: $250,000.00

# of Units: 500,000

INVESTOR: PT. Stareast Management

/s/: Wendy, Director

Signature and Title of Investor

IN WITNESS WHEREOF, the undersigned has executed this Reg S Subscription Agreement on the 29th day of December, 2015.

Amount of Investment: $250,000.00

# of Units: 500,000

ACCEPTANCE OF SUBSCRIPTION
(to be completed and countersigned by the Company)

The Company, by its duly authorized officer, hereby accepts the Subscription by the Investor for 500,000 Units at a Unit Offering Purchase Price of $0.50, for total Offering Proceeds of US$250,000.00 paid by wire transfer pursuant to instructions in Section 2.4 above.

KINERJAPAY CORP.

By: Edwin Witarsa Ng

Name: Edwin Ng Title: Chairman

Dated: December 29, 2015

Exhibit A.1

KINERJAPAY CORP.
CLASS A WARRANT AGREEMENT

This Warrant Agreement ("Class A Warrant Agreement") dated as of December 29, 2015, by and between KinerjaPay Corp., f/k/a Solarflex Corp. Delaware corporation (the "Company"), and PT. Stareast Management, organized under the laws of Indonesia (the "Warrant Holder"), is being executed and delivered for good and valuable consideration, the receipt of which is hereby acknowledged by the Company, in connection with the Warrant Holder's execution and delivery of the Company's Reg S Subscription Agreement dated December 29, 2015 (the "Reg S Subscription Agreement").

Pursuant to this Class A Warrant Agreement, the Company hereby grants and issues to the Warrant Holder, a "Person" who is not a "U.S. Person" as those terms are defined in Section 1 below, a Class A Warrant (the "Class A Warrant") exercisable to purchase one (1) share of the Company's common stock (the "Warrant Shares") for each Unit subscribed for in the Reg S Subscription Agreement, at an exercise price of US$1.00 per Warrant Share. The CI ass A Warrant is exercisable during the period of twenty-four (24) months from the date of the Class A Warrant Agreement. The Company and the Warrant Holder are sometimes referred to collectively, as the "Parties" and individually, as a "Party."

In consideration of the mutual terms, conditions, representations, warranties and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

Section 1. Definitions:

Unless the context otherwise requires, the terms defined in this Section 1, whenever used in this Class A Warrant Agreement shall have the respective meanings hereinafter specified and words in the singular or i n the plural shall each include the singular and the plural:

"Act" shall mean the Securities Act of 1933, as amended, and any reference to a particular section of such Act shall include a reference to the comparable section, if any, of such successor federal statute;

"Business Day" shall mean any day on which banking institutions are generally open for business i n the United States;

"Class A Warrant" has the meaning set forth in Section 2 hereof;

"Exercise Price" shall be the price of US$1.00 per Warrant Share to which Warrant Holder is entitled to purchase one (1) Warrant Share for each Unit subscribed for upon exercise of the Class A Warrants in accordance with Section 8 below and subject to adjustment as provided in Section 9 below;

"Person" shall mean any corporation, association, partnership, limited liability company, joint venture, trust, organization, business, individual, government or political subdivision thereof or governmental body;

"SEC" means the United States Securities and Exchange Commission.

"U.S. Person" has the meaning as defined in Rule 902 of Regulation S promulgated by the SEC under the Act;

"Warrant Certificates" has the meaning set forth in Section 3 hereof;

"Warrant Commencement Date" shall mean the date of this Class A Warrant Agreement;

"Warrant Expiration Date" shall mean a date twenty-four (24) months from the Warrant Commencement Date; and

"Warrant Shares" means the shares of common stock of the Company, par value $0.0001 per share, which are issuable upon exercise of the Class A Warrant;

Section 2. Issuance of Class A Warrants:

The Company hereby issues and grants to Warrant Holder Class A Warrants. Each

Class A Warrant shall grant to the holder thereof the right to purchase one (1) Warrant Share, exercisable commencing on the Warrant Commencement Date and terminating on the Warrant Expiration Date. The Warrant Holder shall have the right, subject to the satisfaction of the exercise conditions set forth in Section 8 of this Class A Warrant Agreement, to purchase one (1) Warrant Share per each Class A Warrant at the Exercise Price. The number of Warrant Shares issuable on exercise of each Class A Warrant and the Exercise Price are all subject to adjustment pursuant to Section 9 of this Class A Warrant Agreement.

Section 3. Form of Warrant Certificates:

Promptly after the execution and delivery of this Class A Warrant Agreement, the Company may, in its sole and absolute discretion, cause to be executed and delivered to Warrant Holder one or more certificates evidencing the Class A Warrants (the "Warrant Certificates"). Each Warrant Certificate delivered hereunder shall be substantially in the form set forth in Exhibit 1 Warrant Form, attached hereto and may have such identification marks and legends, summaries or endorsements printed thereon as the Company may deem appropriate and that are not inconsistent with the terms of this Class A Warrant Agreement or as may be required by applicable law, rule or regulation. Each Warrant Certificate shall be dated the date of execution of this Class A Warrant Agreement.

Section 4. Execution of Warrant Certificates:

Each Warrant Certificate delivered hereunder shall be signed on behalf of the Company by an executive officer of the Company and such signature may be in the form of a facsimile thereof and may be imprinted or otherwise reproduced on the Warrant Certificates. If any executive officer of the Company who signed any Warrant Certificate ceases to be an executive officer before the signed Warrant Certificate shall have been delivered by the Company, such Warrant Certificate nevertheless may be delivered as though such person had not ceased to be an executive officer of the Company.

Section 5. Registration of Ownership and Transfer:

Warrant Certificates shall be issued in registered form only. The Company will keep or cause to be kept books for registration of ownership and transfer of each Warrant Certificate issued pursuant to this Class A Warrant Agreement. Each Warrant Certificate issued pursuant to this Class A Warrant Agreement shall be numbered by the Company and shall be registered by the Company in the name of the Warrant Holder. The Company may deem and treat the registered Warrant Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

Section 6. No Transfers:

No Class A Warrant may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of without the prior written consent of the Company, which consent will not be unreasonably withheld. Notwithstanding the forgoing, any sale, pledge, hypothecation, assignment, conveyance, transfer or disposition will be subject to the limitations set forth i n the securiti es I aws of the United States, Regulation S promulgated by the SEC under the Act and the express provi si ons of the Reg S Subscription Agreement.

Section 7. Mutilated or Missing Warrant Certificates:

If any Warrant Certificate is mutilated, lost, stolen or destroyed, the Company shall issue, upon surrender and cancellation of any mutilated Warrant Certificate, or in lieu of and substitution for any lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equal number of Class A Warrants. In the case of a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate shall be issued by the Company only upon the Company's receipt of reasonably satisfactory evidence of such loss, theft or destruction and, if requested, an indemnity or bond reasonably satisfactory to the Company.

Section 8. Exercise of Class A Warrants:

Subject to the terms and conditions set forth in this Section 8, Class A Warrants may be exercised, in whole or in part (but not as to any fractional part), at any time or from time to time on and after the Warrant Commencement Date and on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date. In order to exercise any Class A Warrant, the Warrant Holder shall deliver to the Company at its office referred to in Section 15 of this Warrant Agreement the following: (i) a written notice of such Warrant Holder's election to exercise the Class A Warrants in the form of the Election to Purchase attached as Exhibit A.2 Form of Election to Purchase hereto, specifying the number of CI ass A Warrants being exercised; (ii) the Warrant Certificate(s), if any, evidencing the Class A Warrants being exercised; and (iii) payment of the aggregate Exercise Price by wire transfer payable to an account designated by the Company in writing.

All rights of the Warrant Holder with respect to any Class A Warrants that have not been exercised, on or prior to 5:00 p.m., Eastern time, on the Warrant Expiration Date, shall immediately cease and such Class A Warrants shall be automatically cancelled and be deemed null and void.

Payment of Exercise Price: Payment of the Exercise Price with respect to Class A Warrants being exercised hereunder shall be made by the payment to the Company by wire transfer, of an amount equal to the Exercise Price multiplied by the number of Class A Warrants then being exercised.

Payment of Taxes: The Company shall be responsible for paying any and all issue, documentary, stamp or other taxes that may be payable in respect of any issuance or delivery of Warrant Shares on exercise of a Class A Warrant. Notwithstanding anything contained herein to the contrary, the Warrant Holder shall be responsible for all taxes that may be due and payable by the Warrant Holder as a result of the issuance of this Class A Warrant to the Warrant Holder or as a result of the issuance of the Warrant Shares upon due exercise hereof.

Delivery of Warrant Shares: Upon receipt by the Company of the Form of Election to Purchase, the Warrant Certificate(s) and the payment referenced in Section 8.A above, the Company shall, as promptly as practicable, cause its transfer agent to issue a certificate(s) evidencing the number of Warrant Shares to be exercised in the name of Warrant Holder or Warrant Holder's designee, a stock certificate or stock certificates representing the number of Warrant Shares issuable upon exercise of the Class A Warrant(s). The certificates issued to Warrant Holder or its designee shall bear any restrictive legend required under applicable law, rule or regulation. The stock certificate(s) so delivered shall be registered in the name of Warrant Holder or such other name as shall be designated in said notice. A

CIass A Warrant shall be deemed to have been exercised and such stock certificate or stock certificates shall be deemed to have been issued, and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date that such Form of Election to Purchase, together with payment of the aggregate Exercise Price and the Warrant Certificate(s) evidencing the Class A Warrants to be exercised, is received by the Company. If the Class A Warrants evidenced by any Warrant Certificate are exercised in part, the Company shall, at the time of delivery of the certificates evidencing the Warrant Shares, deliver to the Warrant Holder a new Warrant Certificate evidencing the Class A Warrants that were not exercised or surrendered, which shall in all respects (other than as to the number of Class A Warrants evidenced thereby) be identical to the Warrant Certificate being exercised. Any Warrant Certificates surrendered upon exercise of Class A Warrants shall be canceled by the Company.

Section 9. Adjustment of Number of Warrant Shares I ssuable Upon Exercise of a Class

A Warrant and Adjustment of Exercise Price:

A. Adjustment for Stock Splits, Stock Dividends, Recapitalizations. The number of Warrant Shares issuable upon exercise of each Class A Warrant and the Exercise Price shall each be proportionately adjusted to reflect any stock dividend, stock split, reverse stock split, recapitalization or the like affecting the number of outstanding shares of Common Stock that occurs after the date hereof.

Adjustments for Reorganization, Consolidation, Merger. If after the date hereof, the Company (or any other entity, the stock or other securities of which are at the time receivable on the exercise of the Class A Warrants), consolidates with or merges into another entity or conveys all or substantially all of its assets to another entity, then, in each such case, Warrant Holder, upon any permitted exercise of a Class A Warrant (as provided in Section 8), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of the Class A Warrant prior to such consummation, the stock or other securities or property to which such Warrant Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if such Warrant Holder had exercised the Class A Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 8. The successor or purchasing entity in any such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to Warrant Holder a written acknowledgment of such entity's obligations under the Class A Warrants and this Class A Warrant Agreement.

B. Notice of Certain Events. Upon the occurrence of any event resulting in an adjustment in the number of Warrant Shares (or other stock or securities or property) receivable upon the exercise of the Class A Warrants or the Exercise Price, the Company shall promptly thereafter (i) compute such adjustment i n accordance with the terms of the Class A Warrants, (i i ) prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and (iii) mail copies of such certificate to Warrant Holder.

Section 10. Reservation of Shares:

The Company shall, at all times, reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock, or its authorized and issued Common Stock held in its treasury, the aggregate number of the Warrant Shares deliverable upon the exercise of all outstanding Class A Warrants held by all of the respective Warrant Holders, for the purpose of enabling the Company to satisfy its obligation to issue the Warrant Shares upon the due and punctual exercise of the Class A Warrants, through 5:00 p.m., Eastern time, on the Warrant Expiration Date.

Section 11. No Impairment:

The Company shall not, by amendment of its certificate of incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of the Class A Warrants or this Class A Warrant Agreement. The Company shall, at all times and in good faith, assist in the carrying out of all terms and, in the taking of all such actions as may be necessary or appropriate, in order to protect the rights of Warrant Holder under the Class A Warrants and this Class A Warrant Agreement against wrongful impairment. Without limiting the generality of the foregoing, the Company: (i) shall not set or increase the par value of any Warrant Shares above the Exercise Price payable upon exercise; and (ii) shall take all actions that are necessary or appropriate in order that the Company may validly and legally issue fully-paid and nonassessable Warrant Shares upon the exercise of the Class A Warrants.

Section 12. Representations and Warranties of the Warrant Holder:

The Warrant Holder represents and warrants to the Company that, on the date hereof and on any date the Warrant Holder exercises the Class A Warrant, either in whole or in part, pursuant to the terms of this Class A Warrant Agreement:

A. The Warrant Holder understands that, at the date of this Class A Warrant

Agreement, the Class A Warrants and the Warrant Shares have not been registered under the Act and acknowledges that the Class A Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration becomes available.

B. The Warrant Holder is acquiring the Class A Warrants for the Warrant Holder's own account for investment and not with a view to, or for sale in connection with, any distribution thereof. The Warrant Holder understands that the Class A Warrants and the Warrant Shares are being offered and sold to the Warrant Holder i n reliance on an exemption from the registration requirements of United States federal and state securities laws under Section 4(2) under the Act and Regulation S promulgated by the SEC under the Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Warrant Holder set forth herein in order for the Company to reasonably determine the applicability and availability of such exemptions and the suitability of the Warrant Holder to acquire the Class A Warrants and Warrant Shares. The Warrant Holder consents to the Company making a notation on its records or giving instructions to the transfer agent of the Company in order to implement the restrictions on transfer of the Class A Warrants and Warrant Shares set forth in this Section 12.

Section 13. No Rights or Liabilities as Stockholder:

No holder of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Common Stock which may at any time be issuable on the exercise of the Class A Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company. No provision hereof, in the absence of affirmative action by Warrant Holder to exercise to exercise the Class A Warrants purchase Warrant Shares shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

Section 14. Fractional Interests:

The Company shall not be required to issue fractional shares of Common Stock upon exercise of the Class A Warrants or to distribute certif icates that evidence tract onal shares of Common Stock. If any fraction of a Warrant Share would, except for the provisions of this Section 14, be issuable on the exercise of a Class A Warrant, the number of Warrant Shares to be issued by the Company shall be rounded up to the nearest whole number.

Section 15. Notices:

All notices, consents, requests, waivers or other communications required or permitted under this Class A Warrant Agreement (each a "Notice") shall be in writing and shall be sufficiently given (a) if hand delivered, (b) if sent by nationally recognized overnight courier, or (c) if sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to the Company, then to:

KinerjaPayCorp.

J1. Multatuli, No. 8A

Medan Indonesia 20151

Attn: Edwin Ng, Chairman

With a copy to:

Office of Richard Rubin

40 Wall Street -28th Floor

New York, NY USA 50005

If to the Warrant Holder, then to:

PT. Stareast Management

Attn: Wendy, Director

_______________

_______________

or such other address(es) as shall be furnished by any of the Parties hereto in a Notice. Any Notice shall be deemed given upon receipt.

Section 16. Supplements, Amendments and Waivers:

This Class A Warrant Agreement may be supplemented or amended only by a subsequent writing signed by each of the Parties hereto (or their successors or permitted assigns), and any provision hereof may be waived only by a written instrument signed by the Party charged therewith.

Section 17. Successors and Assigns:

Except as otherwise provided herein, the provisions of this Class A Warrant Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties hereto. Class A Warrants issued under this Class A Warrant Agreement may be assigned by the Warrant Holder only to the extent such assignment satisfies the restrictions on transfer set forth in this Class A Warrant Agreement; any attempted assignment of Class A Warrants in violation of the terms hereof shall be void ab initio.

Section 18. Termination:

This Class A Warrant Agreement (other than Sections 8C, 12, and Sections 15 through 26, inclusive, and all related definitions, all of which shall survive such termination) shall terminate on the earlier of (i) the Warrant Expiration Date and (ii) the date on which all Class A Warrants have been exercised by the Warrant Holder.

Section 19. Governing Law; Jurisdiction:

A. Governing Law. This Class A Warrant Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York and the federal laws of the United States applicable herein.

B. Submission to Jurisdiction. Each Party to this Class A Warrant Agreement hereby irrevocably and unconditionally submits, for itself and its property, to a court or proper jurisdiction in and for the State of New York, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Class A Warrant Agreement or the Warrant Certificates and Class A Warrants to be issued pursuant hereto, or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the Parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

C. Venue. Each Party hereto irrevocably and unconditionally waives, to the fullest extent that he/she/it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Class A Warrant Agreement, the Warrant Certificates, the Class A Warrants and/or the Warrant Shares to be issued pursuant hereto, in any court referred to in this Subsection B above. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

Section 20. Third Party Beneficiaries:

Each Party intends that this Class A Warrant Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties hereto and their successors and permitted assigns.

Section 21. Headings:

The headings in this Class A Warrant Agreement are for convenience only and shall not affect the construction or interpretation of this Class A Warrant Agreement.

Section 22. Entire Agreement:

This Class A Warrant Agreement, together with the Warrant Certificates and Exhibits, and the Reg S Subscription Agreement, dated of even date herewith, by and between the Company and the Warrant Holder, constitute the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and shall supersede any prior agreements and understandings between the Parties hereto with respect to such subject matter.

Section 23. Expenses:

Each of the Parties hereto shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out this Class A Warrant Agreement and in consummating the transactions contemplated herein, except as otherwise expressly provided for herein.

Section 24. Neutral Construction:

The Parties to this Class A Warrant Agreement agree that this Class A Warrant Agreement and the related Reg S Subscription Agreement were negotiated fairly between them at arm's length and that the final terms of this Class A Warrant Agreement and the Reg S Subscription Agreement are the product of the Parties' negotiations. Each Party represents and warrants that he/she/it has sought and received legal counsel of his/her/its own choosing with regard to the contents of this Class A Warrant Agreement and the rights and obligations affected hereby. The Parties agree that this Class A Warrant Agreement shall be deemed to have been jointly and equally drafting by them, and that the provisions of this Class A Warrant Agreement therefore should not be construed against a Party or Parties on the grounds that such Party or Parties drafted or was more responsible for the drafting of any such provision(s).

Section 25. Representations and Warranties:

The Company hereby represents and warrants to the Warrant Holder that:

A. The Company has all requisite corporate power and authority to: (i)

execute and deliver this Class A Warrant Agreement; and (ii) issue the certificates evidencing the Warrant Shares upon the exercise of the A Warrants and carry out provisions of this Class A Warrant Agreement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Class A Warrant Agreement, the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Common Stock to be sold hereunder has been taken or will be taken prior to the date hereof;

B. This Class A Warrant Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to application affecting enforcement of creditor's rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief of other equitable remedies;

C. The Warrant Shares issuable upon the exercise of the Class A Warrants purchased hereunder, when issued and delivered in accordance with the terms of this Class A Warrant Agreement, will be duly and validly issued, fully-paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws including Regulation S promulgated by the SEC under the Act;

D. Subject, in part, to the truth and accuracy of the Warrant Holder's representations set forth in Section 12 of this CI ass A Warrant Agreement, the offer, sale and issuance of the Warrant Shares issuable upon the exercise thereof, as contemplated by this Class A Warrant Agreement, are exempt from the registration requirements of the Act and the qualification or registration requirements of any state securities or other applicable blue sky laws; and

E. The execution, delivery and performance of this Class A Warrant Agreement and the consummation of the transactions contemplated hereby will not result in any violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results i n creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonremoval of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

Section 26. Counterparts:

This Class A Warrant Agreement may be executed in counterparts and by facsimile and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this Class A Warrant Agreement to be duly executed as of the day and year first above written.

KINERJAPAY CORP.

/s/:Edwin Witarsa Ng

By: Edwin Ng, Chairman

WARRANT HOLDER

PT. Stareasy Management

/s/: Wendy

By: Wendy, Director

Exhibit A.2

CLASS A WARRANTS
WARRANT FORM

THE SECURITIES REPRESENTED BY THIS CLASS A WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF, AND MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH, A CLASS A WARRANT AGREEMENT BETWEEN ZAXIS INTERNATIONAL INC AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY.

CLASS A WARRANTS
Form of Class A Warrant Certificate
KINERJAPAY CORP.

This Warrant Certificate certifies that PT. Stareast Management, organized under the laws of Indonesia (the "Warrant Holder"), is the registered holder of 500,000 Class A Warrants (the "Class A Warrants") exercisable to purchase shares of Common Stock, par value $0.0001 (the "Warrant Shares") of KinerjaPay Corp., a Delaware corporation (the "Company"). Each Class A Warrant entitles the holder, subject to the satisfaction of the conditions to exercise set forth in Section 8 of the Class A Warrant Agreement referred to herein, to purchase from the Company at any time or from time to time on and after the date of the Class A Warrant Agreement and terminate on or prior to 5:00 p.m., Eastern time, on a date twenty-four (24) months from the date of the Class A Warrant Agreement (the "Warrant Expiration Date"), one (1) fully paid and non-assessable Warrant Share at the Exercise Price set forth in the Class A Warrant A Agreement, which is $1.00 per Warrant Share. The number of Warrant Shares for which each Class A Warrant is exercisable and the Exercise Price are subject to adjustment as provided in the Class A Warrant Agreement.

The Class A Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Class A Warrants to purchase Warrant Shares and are issued pursuant to the above-referenced Class A Warrant Agreement, dated as of December 29, 2015. The Warrant Holder hereby acknowledges full knowledge and understanding of the rights, limitation of rights, obligations, duties, immunities and other terms in the Class A Warrant Agreement , whether of the Company or the Warrant Holder, which Class A Warrant Agreement is hereby incorporated by reference in and made a part of this instrument.

The Warrant Holder may exercise the Class A Warrants, in whole or in part, by surrendering this Warrant Certificate, with the Form of Election to Purchase attached hereto properly completed and executed, together with payment of the aggregate Exercise Price, at the off ices of the Company specified in Section 14 of the Class A Warrant Agreement. If, upon any exercise of Class A Warrants evidenced hereby, the number of Class A Warrants exercised shall be less than the total number of Class A Warrants evidenced hereby, there shall be issued to the Warrant Holder hereof or his/her/its assignee a new Warrant Certificate evidencing the number of Class A Warrants not exercised.

This Warrant Certificate, when surrendered according to the terms set forth herein, may be exchanged in the manner and subject to the limitations provided in the Class A Warrant Agreement, for one or more other Warrant Certificates of like tenor evidencing in the aggregate alike number of Class A Warrants.

The Company may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and the Company shall not be affected by any notice to the contrary.

(Signatures on Following Page)

WITNESS the signature of the duly authorized signatory of the Company.

Dated: December 29, 2015

KinerjaPay Corp.

/s/: Edwin Witarsa Ng

By: Edwin Ng, CEO and Chairman

Exhibit A.3

Form of Election to Purchase

The undersigned hereby irrevocably elects to exercise of the Class A Warrants evidenced by the attached Warrant Certificate to purchase Warrant Shares, and herewith tenders (or is concurrently tendering) payment in the amount of $1.00 for each such Warrant Share in an amount determined in accordance with the terms of the Class A Warrant Agreement. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of , a Person who is not a U.S. Person as that term is defined in Rule 902 of Regulation S, and whose address is:

______________________ and that such certificate be delivered to ________________, not a U.S. Person, and whose address is:___________________.

If said number of Class A Warrants is less than the number of Class A Warrants evidenced by the Warrant Certificate, as calculated pursuant to the Class A Warrant Agreement, the undersigned requests that a new Warrant Certificate evidencing the number of Class A Warrants evidenced by this Warrant Certificate that are not being exercised be registered in the name of _________________, not a U.S. Person and whose address is: ______________________ and that such Warrant Certificate be delivered to _____________________, not a U.S. Person and whose address is: ______________________

Dated:

Name of Holder of Warrant Certificate: ______________________

By: ______________________

(Please Print Name and Title, if applicable)

______________________

Address: ______________________

Signature: ______________________

Note: The above signature must correspond with the name as written in the first sentence of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and if the certificate evidencing the Warrant Shares or any Warrant Certificate representing Class A Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, the signature above must be guaranteed.